MFS(R) GOVERNMENT MORTGAGE FUND

                      Supplement to the Current Prospectus


On October 27, 2004, shareholders of the Fund approved the reorganization of the Fund into the MFS Government Securities Fund. Accordingly, effective October 28, 2004, pending the consummation of this reorganization transaction, shares of the MFS Government Mortgage Fund are no longer available for sale and exchanges into the MFS Government Mortgage Fund are no longer permitted.



                The date of this Supplement is October 28, 2004.